Accelerant: The Global Specialty Insurance Risk Exchange May 2026

2 Legal Disclaimer Forward-Looking Statements All statements in this presentation that are not historical are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve substantial risks and uncertainties. Accelerant Holdings (“we” or “our”) generally identifies forward-looking statements by use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which we operate, including growth of our various markets, and our expectations, beliefs, plans, strategies, objectives, prospects, assumptions, or future events or performance contained in this release and in the corresponding earnings call are forward-looking statements. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those discussed in Accelerant’s Annual Report on Form 10-K for the year ended December 31, 2025 under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as may be supplemented in Accelerant’s subsequent Quarterly Reports on Form 10-Q and in other periodic and current reports filed by Accelerant with the SEC, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Market data and industry information used throughout this presentation are based on our knowledge of the industry and good faith estimates. We also relied, to the extent available, upon our review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable as of their respective dates, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. Use of Non-GAAP Financial Measures In assessing the performance of our business, non-GAAP financial measures are used that are derived from our consolidated financial information but are not presented in our consolidated financial statements prepared in accordance with U.S. GAAP. We consider these non-GAAP financial measures to be useful metrics for management and investors to evaluate our financial performance by excluding certain items that are related to our non-core business operations and therefore are not considered to be directly attributable to our underlying operating performance. These non-GAAP financial measures, as described below, should not be considered substitutes for the reported results prepared in accordance with U.S. GAAP and should not be considered in isolation or as alternatives to U.S. GAAP net income or net (loss) as indicators of our financial performance. Although we use these non-GAAP financial measures to assess the performance of our business, such use is limited because it does not include certain material costs necessary to operate our business. Our presentation of these non-GAAP financial measures should not be construed as indications that our future results will be unaffected by unusual or non-recurring items. These non-GAAP financial measures, as determined and presented by us, may not be comparable to related or similarly titled measures reported by other companies. The following non-GAAP financial measures are used in this document or in other disclosures we make from time to time: Adjusted EBITDA, Adjusted Net Income (Loss), and Adjusted Earnings per Diluted Share We define "Adjusted EBITDA" as U.S. GAAP net income (loss) less the impact of depreciation and amortization, interest expenses, income tax expenses and the following items: • Net realized and unrealized gains (losses) on investments: Primarily represents changes in fair value of investment funds, realized gains and losses on dispositions of investments, and changes in fair value of certain other equity security investments accounted for under the measurement alternative where we adjust fair value based on observable price movements in such, or similar, investments. • Other expenses: Represents costs related to our non-core business operations, primarily related to our global enterprise resource planning system and integrated financial reporting systems, and legal and advisory costs in connection with corporate development activities including mergers and acquisitions, capital raising activities and entity formations that support our growing business, and Mission profit sharing expenses. • Non-recurring profits interest distribution expenses resulting from the IPO: Represents non-cash profits interest distribution expenses related to the settlement of all outstanding profits interest awards through the distribution of our 65,270,453 Class A common shares held by Accelerant Holdings LP to certain of our officers and employees that fully vested upon the IPO. These expenses were entirely offset by a corresponding capital contribution for that distribution of shares. These expenses only occurred at one point in time (July 2025) and will not recur. • Share-based compensation expenses included within general and administrative expenses: Represents non-cash expense related to the fair value of share-based equity awards granted to employees and directors, including restricted stock units and stock options and other awards that can settle in cash, recognized over the requisite service period for the awards. • Net foreign currency exchange gains (losses): Represents non-cash foreign currency gains or losses related to transactions in currencies other than an operation’s functional currency and are excluded both on the basis of volatility and that such amounts are largely offset by corresponding changes in other comprehensive income primarily based on our intercompany reinsurance. We define "Adjusted Net Income (Loss)" as U.S. GAAP net income (loss) excluding the impact of the following items: (i) net realized and unrealized gains (losses) on investments; (ii) other expenses; (iii) non-recurring profits interest distribution expenses resulting from the IPO; (iv) share-based compensation expenses included within general and administrative expenses; (v) the tax effect of the above adjustments. We define “Adjusted Earnings per Diluted Share” as adjusted net income for a period divided by the corresponding weighted average diluted shares on a U.S. GAAP basis. (GAAP diluted shares are used for simplicity and that any difference from recalculating such diluted shares using adjusted income is expected to be immaterial.) Operating Revenues We define “Operating Revenues” as U.S. GAAP revenues less the impact of net realized and unrealized gains (losses) on investments. Adjusted EBITDA Margin We define “Adjusted EBITDA Margin” as Adjusted EBITDA divided by Operating Revenues. Adjusted EBITDA Margin is an internal performance measure used in the management of our operations. The reconciliation of the above non-GAAP measures to each of their most directly comparable GAAP financial measures is set forth in the reconciliation table accompanying this document.

3 Our Vision To become the preeminent specialty insurance marketplace

1st Quarter 2026 Update

5 First Quarter Highlights Strong momentum across the platform driving attractive financial outcomes • $1,139M Exchange Written Premium (+16% y/y(1)) and $273M of Operating Revenue (+57% y/y) • $66M Adjusted EBITDA (+70% y/y), 24% margin • $60M Fee-based Adjusted EBITDA(2) (+112% y/y) • 52% gross loss ratio Financial Operational • +16 new Members in the quarter bringing total to 296 Members (28% y/y growth) and continued strong pipeline • Finished the quarter with 96 Risk Capital Partners • Training our models on 156 million rows of proprietary data spanning 62 thousand unique attributes – our data and models improve loss ratios + growth and should compound in value over time Other • $462M third-party written premium (41% of Exchange Written Premium vs. 19% in 1Q ‘25 and 40% in 4Q’25) • Hadron’s mix of third-party written premium decreased from 47% in 4Q ‘25 to 41% in 1Q ‘26 Notes: Please see the Appendix for reconciliations of non-GAAP items (1) Exchange Written Premium +22% y/y growth excluding terminated Canadian Member with subpar unit economics (2) Fee-based Adjusted EBITDA represents consolidated Adjusted EBITDA less Underwriting Segment Adjusted EBITDA

How We Performed in Q1

Strong execution across all of our KPIs

		1Q '25	4Q '25	1Q '26	Commentary
Supply Side	Exchange Premium *($M)*	$985	$1,090	$1,139	*+16% y/y growth* *+22% y/y growth excluding terminated Canadian Member*
	Net Revenue Retention	157%	126%	116%	*122% net revenue retention excluding terminated Canadian Member*
	Member Count	232	280	296	*+16 in the quarter driven by new independent Members – Member count grew 28% y/y*
Demand Side	Gross Loss Ratio	53%	51%	52%	*Strong gross loss ratio performance as portfolio continues to perform as expected*
	3rd Party %	19%	40%	41%	*Continued ramping of onboarded third-party risk exchange insurers. $275M was written with non-Hadron risk exchange insurers*
	ARX Net Retained %(1)	8%	9%	10%	*Retention in line with expectations*
Financials *($M)*	Operating Revenue	$174	$245	$273	*+57% y/y growth driven by organic growth and premium earning through*
	Adjusted EBITDA	$39	$67	$66	*24% adjusted EBITDA margin (vs. 22% prior year)* *Fee-based adjusted EBITDA(2) grew 112% y/y to $60 million*
	Adjusted Net Income	$17	$46	$38	$0.17 adjusted earnings per diluted share

Notes: Please see the Appendix for reconciliations of non-GAAP items.

(1) Net retained is calculated on a trailing twelve-month basis

(2) Fee-based Adjusted EBITDA represents consolidated Adjusted EBITDA less Underwriting Segment Adjusted EBITDA

6 ACCELERANT

7 Trailing Twelve Months Highlights Last Year (TTM 1Q’25) Grew volume on our exchange 24%(1) year-over-year (all organic) $3.5B Exchange Written Premium $4.3B Exchange Written Premium Today (TTM 1Q’26) Increased number of Members by +64 year-over-year 232 Members 296 Members Wrote more premium with third party insurers 18% Third-Party Written 35% Third-Party Written And retained a small amount of premium 8% % of Exchange Written Premium 10% % of Exchange Written Premium Improved margins from growth and emerging operating leverage 16% Adj. EBITDA Margin 27% Adj. EBITDA Margin Fee-based(2) segments drive 154% year-over-year growth $103M Adj. EBITDA $262M Adj. EBITDA Maintained healthy profitability for our risk capital partners 54% Gross Loss Ratio 51% Gross Loss Ratio 7 Notes: Please see the Appendix for reconciliations of non-GAAP items. (1) Exchange Written Premium +30% LTM y/y growth excluding run-off of Member with subpar unit economics (2) Fee-based Adjusted EBITDA represents consolidated Adjusted EBITDA less Underwriting Segment Adjusted EBITDA

8 Supply Side: Existing Members Drive Embedded Growth Organic volume is the key driver of our growth, not rate + New Member Additions (+16 in 1Q’26) + Net Revenue Retention (same-set Members y/y growth +116%(1)) Grew Risk Exchange volume +24% LTM year-over-year (1) (all organic) Notes: (1) Exchange Written Premium +30% LTM y/y growth and +122% Net Revenue Retention excluding terminated Canadian Member (2) 2023 cohort includes Canadian Member terminated starting in 3Q’25 Only 3-points of LTM Q1’26 24% growth came from rate, volume 21% Property 41% Liability 35% Prof. & Financial Risks, 10% Bonds/Warranty 7% Motor 5% Ocean Marine 2% Other <1% + Specialty Commercial Premium ($4.3B) + Geographically Diverse (US, UK, EU, CA) + Low Premium Policies (95% < $10k) Diverse, small, commercial specialty premium Based on Exchange Written Premium LTM Q1’26 557 966 1,187 1,495 1,772 1,839 235 407 572 627 621 193 666 817 828375 702 726 274 301 30 557 1,201 1,787 3,108 4,191 4,344 2021 2022 2023 2024 2025 LTM Q1'26 Exchange Written Premium ($M) by Member Cohort 2021 & Prior 2022 2023 2024 2025 2026 (2)

Demand Side: Risk Capital Partners

Executing on our plan to increase third-party premiums

Three Types of Risk Capital Partners...

Traditional Reinsurers

- AM Best-rated reinsurers standing behind Accelerant and 3rd party insurers in exchange for a fee (ceding commission)

QBE Allianz

Institutional Investors

- Yield-oriented investors contributing capital to the Flywheel vehicles and other, 3rd party collateralized reinsurers

Ex: Flywheel I/II

Risk Exchange Insurers

- AM Best-rated 3rd party insurance companies focused on writing primary policies and may maintain a majority of the risk

LLOYD'S AF Group

...With an Increasing Share Written via Third-Party...

Third-Party Direct Written Premium



0%
10%
16%
30%
35%
FY2022
FY2023
FY2024
FY2025
LTM Q1'26

...and More Shared with Risk Capital Partners

Exchange Premium Shared With Risk Capital Partners ($M)



1,015
1,596
2,854
3,832
3,908
FY2022
FY2023
FY2024
FY2025
LTM Q1'26

9 ACCELERANT

Demand Side: How We Work with Risk Exchange Insurers

Onboarding third-party insurers takes time, but ramps quickly once complete

Risk Exchange Insurer Lifecycle (18 signed up through 1Q'26)

	Insurance Portfolio Construction	Reinsurance
Months 0-9	**Intro, Diligence & Contracting** • Get to know ARX & the value of our offering to their enterprise • Negotiate and sign ARX contracts	**Onboarding Readiness** • Runs alongside onboarding to ensure operational readiness
Months 10-18	**Portfolio Curation & Licensing** • Agree on sub-portfolio and sign individual program agreements • Acquire regulator approvals	**Capital Efficiency** • Early in the lifecycle, some fronting carriers may cede to Accelerant Re for operational simplicity
Months 19+	**Implementation & Growth** • Operationalize ARX Member & ARX Insurer systems to connect flows • Over time, add products to further diversify sub-portfolio	**Direct Cession Transition** • Over time, most ARX insurers who begin the relationship ceding to Accelerant Re transition to ceding directly to risk capital partners

Visibility of timeline gives us confidence in future ramping of existing and new risk exchange insurers

Third Party Risk Exchange Insurers

- Other non-Hadron third party insurers premiums written are **4.5x** since 1Q'25 and are expected to continue growing rapidly
- Hadron's mix of third-party premium declined this quarter and is expected to continue trending down.
- In 2026, we expect Hadron to account for 35%-40% of third-party premium for full year 2026 and below one-third in 4Q'26

Third-Party Direct Written Premium ($M)



184
61
123
291
121
170
336
156
180
434
229
205
462
275
188
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26
Hadron
Other Third Party

% of Third-Party Direct Written Premium



33%
67%
42%
58%
46%
54%
53%
47%
59%
41%
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26
Hadron
Other Third Party

10 ACCELERANT

First Quarter and Last Twelve Months Financial Highlights

		1Q '25	4Q '25	1Q '26	Commentary
Quarterly ($M)	Exchange Premium (1)	$985	$1,090	$1,139	+16% y/y growth; +22% y/y growth excluding run-off of terminated Member (1)
	Operating Revenue	$174	$245	$273	+57% y/y growth driven by organic growth and premium earning through
	Adjusted EBITDA	$39	$67	$66	24% adjusted EBITDA margin (vs. 22% prior year) Fee-based adjusted EBITDA grew 112% y/y to $60 million
	Adjusted Net Income	$17	$46	$38	$0.17 adjusted net earnings per diluted share
Last Twelve Months ($M)	Exchange Premium (2)	$3,510	$4,191	$4,344	+30% y/y driven by all organic growth (2) including +122% net revenue retention (2) and ramping of 64 Members added since last year
	Operating Revenue	$627	$866	$965	+54% y/y driven by organic growth and premium earning through
	Adjusted EBITDA	$103	$235	$262	27% adjusted EBITDA margin vs. 16% in prior year, driven by continued operating leverage and growth in third-party business Fee-based adjusted EBITDA(3) grew 75% y/y to $211 million
	Adjusted Net Income	$50	$138	$158	$0.77 adjusted earnings per diluted share

Notes: Please see the Appendix for reconciliations of non-GAAP items.
(1) Exchange Written Premium +22% y/y growth excludes terminated Canadian Member with subpar unit economics
(2) Exchange Written Premium +30% y/y growth and +122% Net Revenue Retention excludes terminated Canadian Member
(3) Fee-based Adjusted EBITDA represents consolidated Adjusted EBITDA less Underwriting Segment Adjusted EBITDA

11 ACCELERANT

First Quarter Segmental Financial Highlights Exchange Services ($M) Underwriting ($M) Operating Revenue Adjusted EBITDA Operating Revenue 1Q ‘25 4Q ‘25 1Q ‘26 Commentary $71 $100 $47 $67 $49 $54 $11 $7 $18 $17 +41% y/y – driven by growth in Exchange Written Premium and take rate increasing from 7.1% to 8.7% y/y 67% adjusted EBITDA margin – 2026 quarter margins estimated to be approximately 70% +10% y/y growth driven by premium growth 31% adjusted EBITDA margin as Mission platform continues to mature 4% adjusted EBITDA margin – driven by healthy 52.1% gross loss ratio $92 $149 MGA Operations ($M) Operating Revenue Adjusted EBITDA Adjusted EBITDA $(14) $(18) 12 Corporate ($M) Adjusted EBITDA +62% y/y – driven by net written premium growth and earning through written premium Notes: Please see the Appendix for reconciliations of non-GAAP items. $93 $63 $57 $11 $21 $109 $(25) In-line with our expectations

13 Guidance Exchange Premium Third Party Adj. EBITDA Q2’26 $1.27-1.32B(1) $580-620M $60-66M FY2026 $5.2B $2.3B $285M Expected to be at least Adjusted EBITDA Key Driver Bridge (2023-2026E) 27 113 180 276 (9) (21) 55 9 18 92 235 285 2023 Adj. EBITDA 2024 Adj. EBITDA 2025 Adj. EBITDA 2026 Adj. EBITDA Adjusted EBITDA Bridge ($M) Fee-Based Segments Underwriting Business expected to continuing mixing towards third-party insurance companies, expect loss ratio performance in line with previous expectations +53% y/y growth of fee-based segments as exchange written premiums grow at least 24% Notes: (1) Midpoint represents 26% y/y growth when excluding terminated Canadian Member (2) Adjusted EBITDA for 2023, 2024 and 2025 have been recast to reflect our updated non-GAAP definition which excludes net realized and unrealized gains (losses) of $18m, $21m and $47m, respectively.

Accelerant Overview

15 Our Founding Theses Two-sided platform connecting specialty underwriters with long-term risk capital 1 2 3 Disaggregated specialist underwriters (MGAs, MGUs, etc.) will outcompete monolithic insurance companies Modern technology will power superior control and influence of underwriting and unlock accelerating economies of scale Large swaths of risk capital want access to a diversified portfolio of low-limit, low-volatility specialty risk, but can’t do it themselves

16 Our Risk Exchange What We Do Members (Typically MGAs) Risk Capital Partners (Insurers, Reinsurers, Institutional Investors) Capacity Risk Capital Risk • Accelerant identifies and onboards Members, who feed the Exchange by underwriting premium • Accelerant’s technological capabilities and approach enable ongoing monitoring of Members and additional growth (distribution, pricing, new products, etc.) • Premium written on or through a primary insurance company (Accelerant-owned or 3rd party) • After application of reinsurance, risk is ultimately retained by a mix of 3rd party Risk Capital Partners, 3rd Party Risk Exchange Insurers, and Accelerant-owned entities Data, Analytics, & AI Digital Platform Expert Service Model Exchange Services fixed fee % of premium Accelerant paid by risk capital for sourcing, managing, and monitoring the portfolio

17 Our Risk Exchange How We Measure Success and Why Key Performance Indicators: • Exchange Written Premium – All the premium written through the exchange. Our core topline figure precipitating our financial outcomes • Net Revenue Retention – Same-set Member trailing twelve-month growth year-over-year. Measures our core organic growth engine • Member Count (and growth) – Number of Members we support. Leading indicator of growth as existing Members ramp and new ones join Key Performance Indicators: • Gross Loss Ratio – Measures the profitability our portfolio correlates directly to the financial return our risk capital partners receive • 3rd Party Written Mix – % of Exchange Written Premium written with insurance companies not owned by ARX. Lowers ARX capital needs • Accelerant Net Retained – % of Exchange Written Premium retained by ARX. The lower our net retention, the lower our capital needs Demand Side (Risk Capital Partners)Supply Side (Members)

Who We Are Premium Growth 116% 49% 74% 35% 24% Operating Revenue Growth 120% 47% 78% 49% 54% Adj. EBITDA Margin -16% 11% 16% 27% 27% Members (Typically MGAs) Risk Capital Partners (Insurers, Reinsurers, Institutional Investors) Capacity Risk Capital Risk Data, Analytics, & AI Digital Platform Expert Service Model Two-sided platform connecting specialty underwriters with long-term risk capital 8% Exchange Services fixed % fee of premium Our Founding Theses: Disaggregated specialist underwriters (MGAs, MGUs, etc.) will outcompete monolithic insurance companies Modern technology will power superior control and influence of underwriting and unlock accelerating economies of scale Large swaths of risk capital want access to a diversified portfolio of low-limit, low-volatility specialty risk, but can’t do it themselves 1 2 3 18 Notes: Please see the Appendix for reconciliations of non-GAAP items. 1,201 1,787 3,108 4,191 4,344 223 326 582 866 965 (36) 36 92 235 262 2022 2023 2024 2025 LTM 1Q '26 Financials ($M) Exchange Written Premium Operating Revenue Adj. EBITDA

Who We Are Two-sided platform connecting specialty underwriters with long-term risk capital 296 Members 96 Risk Capital Partners $252B+ Serviceable Addressable Market +24% LTM 1Q ’26 Exchange Written Premium Growth (All Organic) $4.3B LTM 1Q ’26 Exchange Written Premium Founded in 2018, our two-sided platform continues to scale rapidly, organically… • For our Members (typically MGAs, MGUs, or program administrators), we endeavor to be the best partner in the world. We provide (a) the long-term insurance capacity they need to issue policies, (b) a modern data & analytics platform to drive superior underwriting, and (c) discounts or optimizations on shared Member services • For our risk capital partners (insurers, reinsurers, and institutional investors), we deliver a diversified portfolio of low-limit, low- volatility specialty risk that they may struggle to access and/or appropriately manage on their own 19 Notes: (1) Exchange Written Premium +30% LTM y/y growth excluding terminated Canadian Member with subpar unit economics (1)

20 Accelerant’s Market Opportunity We support MGAs as they continue to take share in an attractive, growing market US Commercial P&C premiums continue to grow, led by strong expansion in E&S, our core market… …within this growth, US MGAs continue to take share, a trend Accelerant is built to support and capitalize on <$10k, 95% $56 $66 $83 $98 $116 $130 $331 $345 $391 $436 $465 $489 2019 2020 2021 2022 2023 2024 US Commercial P&C Direct Premiums ($B)(1) E&S Commercial P&C 13.7% 13.6% 14.3% 16.7% 17.0% 18.8% 2019 2020 2021 2022 2023 2024 US MGA Premiums as % of Commercial P&C(2) Notes: (1) Source: U.S. Department of the Treasury, A.M. Best; CAGR shown for the period 2019 to 2024 (2) Source: Conning press releases E&S CAGR(1) 18% P&C CAGR(1) 8% $45 $47 $56 $73 $79 $92MGA DWP ($B)

80 90 100 110 120 130 140 150 N or m al ize d C um ul at ive R at e C ha ng e US Cumulative Quarterly Rate Increases by Account Size Small Medium Large Note: Rate change data from Council of Insurance Agents & Brokers 21 View on the Rate Cycle Less exposed to rate cycle than P&C generally because of focus on small niche policies. Rate made up only 3% of our 24%(1) LTM year-over-year growth Accelerant primarily writes very low premium policies… …which are typically more insulated from rate cycles “Small” accounts are defined here as broker commissions <$25k. 95% of Accelerant policies have premium <$10k 0% 20% 40% 60% 80% 100% Percentage of Total Policies by Policy Size <$10k, 95% Notes: (1) Exchange Written Premium +24% y/y LTM growth includes terminated Canadian Member with subpar unit economics. Grew +30% y/y LTM excluding said Member

k 22 Proprietary and Differentiated Technology, Data, and Analytics Weather Data Crime Data Fire Data Financial Data Socio-demographic Data MGA Policy Admin Systems TPA Claims Systems MGA Financial Systems Risk Capital Partners Member MGA’s Relationship Directors Accelerant Employees AI & Data Platform Digital Platform Data pipelines include validations and transformations AI & Data Pipelines Data-driven decisions delivered faster with accelerating economies of scale 1.9k+ Unique mappings or integrations 156M Rows of proprietary data 62k Unique attributes Building proprietary models trained on our unique data to drive profitable underwriting growth

23 Technology that compounds our advantage Proprietary infrastructure that improves as we scale AI-powered ingestion that cleans, standardizes, and enriches every data point to widen our information advantage with every submission Proprietary underwriting engine combining data from Members and third parties to drive improved loss ratios As our data grows and decisioning sharpens, the time cost reduces across every function for our Members and us Deepening data moat Centralized decisioning at scale Compounding efficiency gains • 75% y/y data growth • 24/7 data surveillance • 700+ specialty products standardized into a single model • Risk research delivered in seconds vs 30-45 minutes • Up to 20pp Member loss ratio improvement where deployed • 25% improvement in Member productivity where deployed • 70% fewer manual cash management touchpoints • 80% reduction in time for exploratory actuarial analytics

Experienced Team Leading the Revolution From Within

Diverse team marrying modern software with long-earned insurance expertise



Jeff Radke
Co-Founder & CEO
Former: Argo, PXRE, Guy Carpenter
Frank O'Neill
Co-Founder & Group CUO
Former: Swiss Re, Liberty Group
Chelsea Perkins
Global Head of Claims
Former: Brit Insurance, Liberty Group
Steve Strauss
US CUO
Former: SCOR, W.R. Berkley
Pete Horst
CTO
Former: Qlik, IBM
Kathy Hickey
Chief Product Officer
Former: Qlik, CA Technologies
Stefan Walther
Chief Data Officer
Former: i2x, Qlik
Matt Chmiel
Head of Product Design
Former: Kinaxis
Joe Bickley
VP Product Mgmt.
Former: Veeva, Qlik
Insurance & Reinsurance
Technology & SaaS
Capital Markets
MGAs & Distribution
Data & Analytics
Linda Huber
CFO
Former: Moody's, MSCI, FactSet, PepsiCo
Cliff Jenks
General Counsel
Former: Reinsurance Group of America
Matt Sternberg
COO of Risk Exchange
Former: BCG, Goldman Sachs
Ray Iardella
Head of Investor Relations
Former: Gallagher
Ryan Schiller
Head of Strategy
Former: Altamont
Chris Lee-Smith
Co-Founder & Head of Distribution
Former: Argo, Aon, Willis Towers Watson
Rich Koehler
US Chief Business Officer
Former: Aon, Guy Carpenter, Hamilton
Hugh Burgess
Chief Portfolio Officer
Former: Allianz, Vindati
Dave Gronski
Head of Analytics
Former: Argo, Munich Re
Jack Buckley
Chief Actuary
Former: Argo, Beach & Associates
Kenny Holms
Chief Data Science & AI Officer
Former: Acrisure, Argo

24
ACCELERANT

25 How We Make Money Risk Capital Pays us to source, manage, and monitor specialty risk Independent Members Mission Members Owned Members $3,094M 25% Y/Y $437M 8% Y/Y $814M 31% Y/Y 18% MGA Operations Net Commission (1) 8% Exchange Services Take Rate (2) Exchange Written Premium $4,344M 24% Y/Y 4% Underwriting Fees & Net Results (3) Accelerant Underwriting $2,821M Third Party Non-Accelerant Underwriting $1,523M 143% Y/Y $996M Third-Party Risk Capital Partners $2,911M$527M $996M Commissions Net Retention $437M 10% of total Notes: Based on LTM 1Q’2026 financials (1) Calculated as MGA Operations direct commission income and net investment income divided by Exchange Written Premium attributable to Mission Members and Owned Members (2) Calculated as Exchange Services direct commission income divided by Exchange Written Premium (3) Calculated as net earned premium and ceding commission income, reduced by losses and loss adjustment expenses and the amortization of DAC, plus net investment expressed as a percentage of total Underwriting gross earned premium

26 How We Make Money LTM 1Q ‘26 8% Take Rate (1) $4.3B Total Exchange Written Premium $359M Direct Commission Income (1) 18% Net Commission (2) $1.3B Exchange Written Premium from Mission & Owned Members $219M Revenue excl. certain investment gains(2) 3% Fees & Net Underwriting Result (3) $3.2B Gross Earned Premium $106M Fees & Net Underwriting Result Exchange Services MGA Operations Underwriting Notes: Based on 2026 financials (all amounts exclude general & administrative expenses). (1) Calculated as Exchange Services direct commission income divided by Exchange Written Premium (rounded from 8.3%) (2) Calculated as MGA Operations direct commission income and net investment income, divided by Exchange Written Premium attributable to Mission Members and Owned Members (rounded from 17.5%) (3) Calculated as net earned premium and ceding commission income, reduced by losses and loss adjustment expenses and the amortization of DAC, plus net investment income expressed as a percentage of total Underwriting gross earned premium (rounded from 3.4%)

Member 1, 7% Member 2, 7% Member 3, 3% Member 4, 3% Member 5, 3% Members 6-10, 10% Members 11-20, 11% All Other Members, 56% 27 Members: Future Growth Driven by New & Existing Members LTM 1Q’26 Exchange Written Premium by Member Member mix increasingly diversifying As expected, includes running off $67M LTM premium Member with subpar unit economics Why Members Choose Accelerant “The only success is shared success” Modern technology making their portfolios more profitable Long-term capacity unlocking their time and expertise Discounts and preferred vendors on Membership- wide shared services Grew Risk Exchange volume 24% LTM year-over-year (1) (all organic) Notes: (1) Exchange Written Premium +24% y/y LTM growth includes terminated Canadian Member with subpar unit economics. Grew +30% LTM y/y excluding said Member (2) 2023 cohort includes terminated Canadian Member put into run-off starting in 3Q’25 557 966 1,187 1,495 1,772 1,839 235 407 572 627 621 193 666 817 828375 702 726 274 301 30 557 1,201 1,787 3,108 4,191 4,344 2021 2022 2023 2024 2025 LTM Q1'26 Exchange Written Premium ($M) by Member Cohort 2021 & Prior 2022 2023 2024 2025 2026 (2)

Risk Capital Partners: Growing With Us

Executing on our plan to increase third-party premiums

96 Risk Capital Partners Supported on Platform

Third-Party Reinsurers	72
Institutional Investors	6
Risk Exchange Insurers	18

Total risk capital partners grew to 96 in 1Q'26

Largest Ultimate Risk Takers % of LTM 1Q'26 Exchange Written Premium



Partner 1 (Flywheel A), 11%
Partner 2, 7%
Partner 3, 6%
Partner 4, 5%
Partner 5 (Flywheel B), 5%
All Others, 65%

	Tenure w/ ARX	A.M. Best	
Partner 1	4 years	n/a	*Top 15 largest asset manager*
Partner 2	3 years	A	*Large Asia-Pacific reinsurer*
Partner 3	5+ years	A+	*Large European insurer*
Partner 4	1 year	n/a	*Large asset manager*
Partner 5	4 years	n/a	*Large asset manager*

Exchange Premium Shared With Risk Capital Partners ($M)



1,015
1,596
2,854
3,832
3,908
FY2022
FY2023
FY2024
FY2025
LTM Q1'26

Benefitting from Differentiated Value Proposition

- ✓ Reduced overhead expenses
- ✓ Carefully managed, globally diversified portfolio
- ✓ Scalable, otherwise difficult-to-access portfolio
- ✓ Data transparency and real-time monitoring into risk
- ✓ Reinsurance and alternative capital expertise

28 ACCELERANT

101 223 326 582 866 965 2021 2022 2023 2024 2025 LTM Q1'26 557 1,201 1,787 3,108 4,191 4,344 5,200 2021 2022 2023 2024 2025 LTM Q1'26 FY'26 Guide 62 101 155 217 280 296 2021 2022 2023 2024 2025 LTM Q1'26 29 Strong Embedded Organic Growth: +24% LTM Year-Over-Year (1) # of Members Exchange Written Premium (2) Operating Revenues Adjusted EBITDA (2) $ in millions $ in millions $ in millions YoY Growth Margin %YoY Growth YoY Growth Governor on our growth has been how many high-quality Members we onboard Notes: Please see the Appendix for reconciliations of non-GAAP items (1) Exchange Written Premium +24% LTM y/y growth includes impact of terminated Canadian Member with subpar unit economics. Growth was +30% LTM y/y excluding said Member (2) Full Year 2026 guidance is for at least $5.2 billion of Exchange Written Premium and at least $285 million of Adjusted EBITDA 28% (6) (36) 18 92 235 262 285 2021 2022 2023 2024 2025 LTM Q1'26 FY'26 Guide 29%40%53%63% 24%35%74%49%116% 54%49%78%47%120% 27%27%16%11%-16%

Key Financial Highlights



Operating Revenues ($M) (2)
Adj. EBITDA ($M) (2)
Exchange Services (1)
49
102
123
223
335
364
2021
2022
2023
2024
2025
LTM 1Q '26
YoY Growth
107%
21%
81%
50%
45%
37
76
87
158
225
245
Adj. EBITDA Margin
76%
74%
71%
71%
67%
67%
MGA Operations (1)
26
60
103
148
215
219
130%
72%
44%
45%
29%
4
7
22
43
78
77
15%
12%
22%
29%
36%
35%
Underwriting (1)
45
131
196
341
428
485
189%
50%
74%
25%
38%
(26)
(75)
(9)
(21)
55
51
Gross Loss Ratio
56%
56%
51%
54%
51%
51%
Consolidated
19
70
99
132
118
110
101
223
326
582
866
965
120%
47%
78%
49%
54%
15
32
54
52
48
31
(6)
(36)
18
92
235
262
Adj. EBITDA Margin
6%
16%
27%
27%
Consolidating Adjustments (Net of Corp. & Other)

Notes:

(1) Represents segmental financials, i.e., financials by segment as written, before Exchange Services / MGA Operations adjusted on earned basis similar to underwriting segment and before impact of corporate, intercompany transactions and other consolidating adjustments

(2) Operating Revenues, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Refer to the appendix for reconciliation to GAAP

30 ACCELERANT

Appendix

Reconciliation of Non-GAAP Financial Measures

$ in millions, unless otherwise noted	2023	2024	2025	LTM 1Q'25	LTM 1Q'26
Net (loss) income	$ (64.1)	$ 22.9	$ (1,345.2)	$ 28.6	$ (1,357.1)
Adjustments:					
Net realized & unrealized gains on investments	(17.8)	(20.9)	(47.3)	(25.3)	(43.4)
Profits interest distribution expenses	-	-	1,379.7	-	1,379.7
Share-based compensation expenses	4.8	8.4	53.6	8.6	83.3
Other expenses:					
Professional costs - corp. development & capital raise	16.2	13.1	52.7	14.1	53.1
System development non-operating costs	22.9	14.7	20.0	16.6	22.7
Mission profit sharing expenses	-	7.0	27.6	8.6	29.7
Miscellaneous other expenses	7.2	4.2	3.8	5.1	4.5
Total other expenses	**46.3**	**39.0**	**104.1**	**44.4**	**110.0**
Tax effect of adjustments to net (loss) income	(5.1)	(6.6)	(7.0)	(6.1)	(14.2)
Adjusted net (loss) income	**$ (35.9)**	**$ 42.8**	**$ 137.9**	**$ 50.2**	**$ 158.3**
Adjustments:					
Add back tax effect of adjustments to net income (loss)	5.1	6.6	7.0	6.1	14.2
Income tax expense	20.2	9.1	23.3	6.9	21.7
Interest expenses	10.9	12.1	10.9	11.7	10.8
Depreciation and amortization	14.5	26.6	35.2	29.1	37.8
Net foreign exchange losses (gains)	3.5	(5.1)	20.2	(1.0)	19.0
Adjusted EBITDA	**$ 18.3**	**$ 92.1**	**$ 234.5**	**$ 103.0**	**$ 261.8**
Total revenues	$ 344.0	$ 602.6	$ 912.9	$ 652.5	$ 1,008.2
Less: net realized & unrealized gains on investments	(17.8)	(20.9)	(47.3)	(25.3)	(43.4)
Operating revenues	**$ 326.2**	**$ 581.7**	**$ 865.6**	**$ 627.2**	**$ 964.8**
Adjusted EBITDA margin	**6%**	**16%**	**27%**	**16%**	**27%**
Adjusted earnings per diluted share	**$ (0.22)**	**$ 0.21**	**$ 0.72**	**$ 0.25**	**$ 0.77**
Weighted-average common shares outstanding – diluted [1]	165,604,641	199,663,694	190,260,158	201,207,584	205,187,138

LTM 1Q'26 Commentary

- Non-cash, equity neutral settlement of all outstanding profit interest awards in predecessor LP by distributing 65.3 million Class A shares to officers & employees just before IPO
- Primarily legal, advisory, and IPO-related costs in connection with corporate development activity, including M&A. $41.6M related to strategic transactions and $11.4M to Mission
- Primarily global ERP system and integrated financial reporting systems
- Deferred compensation related to profitable Mission series. Includes $15.6M related to permanent settlement of profit sharing arrangements for our three largest Mission Members
- Includes severance costs and irrecoverable VAT expenses

(1) Adjusted earnings per diluted share is calculated as adjusted net income for the respective periods divided by the corresponding weighted average diluted shares on a U.S. GAAP basis (GAAP diluted shares are used for simplicity and that any difference from recalculating such diluted shares using adjusted income is expected to be immaterial)

32 ACCELERANT

Reconciliation of Non-GAAP Financial Measures – cont'd

$ in millions, unless otherwise noted	1Q '25	4Q '25	1Q '26
Net income (loss)	$ 7.8	$ 0.9	$ (4.1)
Adjustments:			
Net realized & unrealized gains on investments	(4.0)	(3.9)	(0.1)
Share-based compensation expenses	2.4	21.2	32.1
Other expenses:			
Professional costs - corp. development & capital raise	3.6	6.0	4.0
System development non-operating costs	4.6	6.6	7.3
Mission profit sharing expenses	1.6	19.2	3.7
Miscellaneous other expenses	2.0	1.7	2.7
Total other expenses	**11.8**	**33.5**	**17.7**
Tax effect of adjustments to net income (loss)	(0.7)	(6.1)	(7.9)
Adjusted net income	**$ 17.3**	**$ 45.6**	**$ 37.7**
Adjustments:			
Add back tax effect of adjustments to net income (loss)	0.7	6.1	7.9
Income tax expense (benefit)	7.7	(3.1)	6.1
Interest expenses	2.6	3.2	2.5
Depreciation and amortization	7.4	9.5	10.0
Net foreign exchange losses	3.1	5.3	1.9
Adjusted EBITDA	**$ 38.8**	**$ 66.6**	**$ 66.1**
Total revenues	$ 178.0	$ 248.4	$ 273.3
Less: net realized & unrealized gains on investments	(4.0)	(3.9)	(0.1)
Operating revenues	**$ 174.0**	**$ 244.5**	**$ 273.2**
Adjusted EBITDA margin	**22%**	**27%**	**24%**
Adjusted earnings per diluted share	**$ 0.08**	**$ 0.21**	**$ 0.17**
Weighted-average common shares outstanding – diluted [(1)]	205,273,147	221,821,270	221,984,101

(1) Adjusted earnings per diluted share is calculated as adjusted net income for the respective periods divided by the corresponding weighted average diluted shares on a U.S. GAAP basis (GAAP diluted shares are used for simplicity and that any difference from recalculating such diluted shares using adjusted income is expected to be immaterial)

33 ACCELERANT

Segmental Income Statement

1Q 2026 *$ in millions*	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Ceding commission income	$ -	$ -	$ 10.0	$ 10.0	$ -	$ 70.5	$ 80.5
Direct commission income:							
Affiliated entities	72.7	28.8	-	101.5	-	(101.5)	-
Unaffiliated entities	26.4	24.4	-	50.8	-	-	50.8
Net earned premiums	-	-	129.8	129.8	-	-	129.8
Net investment income	0.9	0.9	9.2	11.0	1.1	-	12.1
Operating revenues	**100.0**	**54.1**	**149.0**	**303.1**	**1.1**	**(31.0)**	**273.2**
Losses and loss adjustment expenses	-	-	81.8	81.8	-	-	81.8
Amortization of deferred acquisition costs	-	-	49.0	49.0	-	(15.4)	33.6
General and administrative expenses [1]	32.7	37.3	11.7	81.7	19.3	(9.3)	91.7
Adjusted EBITDA	**$ 67.3**	**$ 16.8**	**$ 6.5**	**$ 90.6**	**$ (18.2)**	**$ (6.3)**	**$ 66.1**

1Q 2025 *$ in millions*	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Ceding commission income	$ -	$ -	$ 19.2	$ 19.2	$ -	$ 51.5	$ 70.7
Direct commission income:							
Affiliated entities	59.0	31.5	-	90.5	-	(90.5)	-
Unaffiliated entities	11.2	16.9	-	28.1	-	-	28.1
Net earned premiums	-	-	63.0	63.0	-	-	63.0
Net investment income	0.6	0.9	10.0	11.5	0.7	-	12.2
Operating revenues	**70.8**	**49.3**	**92.2**	**212.3**	**0.7**	**(39.0)**	**174.0**
Losses and loss adjustment expenses	-	-	45.2	45.2	-	-	45.2
Amortization of deferred acquisition costs	-	-	24.8	24.8	-	(7.7)	17.1
General and administrative expenses [1]	23.8	31.2	11.5	66.5	14.5	(8.1)	72.9
Adjusted EBITDA	**$ 47.0**	**$ 18.1**	**$ 10.7**	**$ 75.8**	**$ (13.8)**	**$ (23.2)**	**$ 38.8**

(1) Share-based compensation expenses are included in the "General and administrative expenses" within the condensed consolidated statements of operations

34 ACCELERANT

(1) Fee-based segments amounts represent consolidated less Underwriting segment 35 Free Cash Flow (excluding Underwriting Segment) Strong FCF conversion driven by Exchange Services & MGA Ops segments Free Cashflow $ in millions FY25 Consolidated Adj. EBITDA $ 235 (-) Underwriting Segment Adj. EBITDA (55) Adj. EBITDA – Fee-Based Segments (1) $ 180 Net Cashflow from Operations 445 (-) Underwriting Segment (311) Net Cashflow from Operations – Fee-Based Segments (1) $ 134 (-) Capital Expenditures (41) (+) Interest Expense 11 Unlevered Free Cashflow – Fee-Based Segments (1) $ 104 % of Adj. EBITDA – Fee-Based Segments (1) 58% (+) Professional Costs Related to Corporate Development and Capital Raising Activities 28 (+) Managed Services Agreement Termination Fee 25 Unlevered Free Cashflow (excl. Certain Other Expenses) – Fee-Based Segments (1) 157 % of Adj. EBITDA – Fee-Based Segments (1) 87%

36 Total Enterprise Value Accelerant Holdings $ in millions (except for Share Price) Shares Outstanding (M) 221.4 (x) Share Price Assumption ($) (1) 13.20 Market Capitalization ($M) $ 2,922.5 (-) Cash in Non-Underwriting Entities (3/31/26) (352.2) (+) Senior Debt (3/31/26) 120.7 (+) Non-Controlling Interests 27.3 Total Enterprise Value ($M) $ 2,718.3 (1) Share price as of market close on May 8, 2026

37 Loss Ratio $ in millions Gross Ceded – Quota Share Ceded – XOL & Other Net Loss Ratio Earned Premium $ 782.1 $ (623.0) $ (29.3) $ 129.8 Losses and LAE 407.3 (327.7) 2.2 81.8 Loss Ratio 52.1% 52.6% (7.5)% 63.0% 1Q’26 Gross-to-Net Loss Ratio Reconciliation $ in millions Gross Ceded – Quota Share Ceded – XOL & Other Net Loss Ratio Earned Premium $ 718.8 $ (620.4) $ (35.4) $ 63.0 Losses and LAE 382.8 (327.2) (10.4) 45.2 Loss Ratio 53.3% 52.7% 29.4% 71.7% 1Q’25 Gross-to-Net Loss Ratio Reconciliation Notes: “XOL” represents excess of loss reinsurance, and differences in gross vs. net loss ratios are due to reinsurance decisions that we make as a company Gross loss ratio reflects underlying performance for our risk capital partners

38 Definitions • Accelerant Direct Written Premium: Expressed as a percentage of Exchange Written Premium, the GWP written directly by Accelerant Underwriting companies, the majority of which we cede to Risk Capital Partners through our reinsurance arrangements. • Accelerant GWP: The total GWP written by Accelerant Underwriting companies (both written by our insurance company and assumed as a reinsurer), the majority of which we cede to Risk Capital Partners through our reinsurance arrangements. • Accelerant Re: Accelerant Re (Cayman) Ltd and Accelerant Re I.I. • Accelerant-Retained Exchange Premium: Expressed as a percentage, as Accelerant GWP net of ceded written premium for the trailing twelve-month period, divided by total Exchange Written Premium for the trailing twelve-month period. • Accelerant Risk Exchange: The Accelerant technology, data ingestion, and agency operations that serve the needs of our Members and Risk Capital Partners. • Accelerant Risk Exchange Insurer: Third-party Primary Insurance Company deploying underwriting capacity directly through Accelerant Risk Exchange. • Accelerant Underwriting: Accelerant’s owned insurance companies and reinsurance companies, and all revenue and expenses associated with them. • DAC: Deferred acquisition costs. • Exchange Written Premium: The total gross written premium written through Accelerant Risk Exchange, including both gross written premiums of Accelerant Underwriting companies and Accelerant Risk Exchange Insurers. • Exchange Written Premium Growth Rate: The percentage increase in Exchange Written Premium in the current period compared to Exchange Written Premium from the comparable period in the prior year period. • Flywheel Re: Collectively, Flywheel Re Ltd. SPC and Flywheel Holdings Ltd. SPC, a Cayman Islands holding company that indirectly owns Flywheel Re Ltd. SPC (unconsolidated reinsurance sidecar entities), sponsored by Accelerant and through which institutional investors are offered specialty insurance risk and returns that are relatively uncorrelated with broader financial markets. • GAAP: Accounting Principles Generally Accepted in the US. • Gross Loss Ratio: Gross incurred losses and loss adjustment expense divided by gross earned premium (expressed as a percentage). Gross loss ratio excludes the impact of premium and loss and loss adjustment expense ceded to reinsurers. Gross loss ratio represents the percentage of gross premium earned during the period that will be required to pay current and future claims, based on management’s best estimates. • GWP: Gross written premium, representing the total amount of premium contracted for all policies issued in a given period. • Independent Members: Members in which Accelerant does not own an interest. • Independent Premium: The gross premium written by Independent Members and placed through Accelerant Risk Exchange. • LAE: Loss adjustment expense. • Members: Specialized underwriters, including MGAs, MGUs, and program managers (terms we use interchangeably) that underwrite insurance premiums on behalf of Risk Capital Partners through Accelerant Risk Exchange. • MGA: Managing general agent; a third-party agent that receives delegated underwriting authority from a Primary Insurance Company to write insurance risk on its behalf. The term “MGA” refers generically to agents receiving this delegation of underwriting authority, including MGUs, MGAs, and/or program managers and any Member or other entity in relation to which the term “MGA” is used and may not fall within the regulatory definition of a “managing general agent” in the jurisdictions in which it operates. • MGU: Managing general underwriter; a third-party agent that receives delegated underwriting authority from a Primary Insurance Company to write insurance risk on its behalf. • Mission Europe: Mission Holdings Europe Ltd., one of our subsidiaries. • Mission Members: Specialty underwriters that operate and develop through Mission Underwriters and in which we have an equity ownership interest. • Mission Underwriters: Mission Underwriters provides specialty underwriters with the working capital, operational support, and balance sheet capacity necessary to operate their own MGAs, in which the specialty underwriters have a majority ownership interest. These MGAs are Members of Accelerant Risk Exchange. Mission Underwriters operates in the US, UK and EU through Mission US and Mission Europe. • Mission US: Mission Underwriting Holdings, LLC. • Net Revenue Retention: Expressed as a percentage, the current period’s Exchange Written Premium of Members that were actively writing Exchange Written Premium in the prior period divided by these same Members’ prior-period Exchange Written Premium. This measure demonstrates an aggregate measure of the net growth of Exchange Written Premium from Members. • Owned Members: Members in which Accelerant either has a minority equity ownership interest or controlling equity interest. • Owned Premium: The premium produced by Mission Members and Owned Members, who receive commissions for sourcing and underwriting business. • Primary Insurance Company: Licensed carriers who write business and thus are responsible for insurance policy forms, rate filings, etc. Primary Insurance Companies may reinsure a portion of the risk they have written to third-party reinsurers. • Reinsurer: An insurance company that insures risk written by another insurance company. Reinsurers generally are not required to be licensed directly in a given jurisdiction to provide such reinsurance coverage; however, absent any such license, reinsurers are limited only to writing such risk in a secondary reinsurance capacity and not in a primary direct capacity. • Risk Capital Partners: Third-party insurance companies, reinsurers or institutional investors that provide capacity through Accelerant Risk Exchange, directly or indirectly. • Third-Party Direct Written Premium: GWP written directly with Accelerant Risk Exchange Insurers. • TPA: Third-party administrator, providing claims handling and other operational functions related to administration of insurance policies. • US-UK Tax Treaty: The Convention between the Government of the United States of America and the Government of the United Kingdom of Great Britain and Northern Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and on Capital Gains, signed July 24, 2001.